UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

Joby Aviation, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2155 DELAWARE AVENUE SUITE #225
SANTA CRUZ, California		95060
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 831 426-3733

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	The New York Stock Exchange
Warrants to purchase common stock	JOBY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Performance Equity Award Program

On December 16, 2021, the board of directors (the “Board”) of Joby Aviation, Inc. (the “Company”) adopted a performance equity award program for calendar year 2022 (the “Program”). All employees of the Company, including the Company’s named executive officers, are eligible to participate in the Program. Under the Program, upon and subject to the Company’s achievement of certain operational, manufacturing and business goals in 2022, each employee of the Company will be granted one or more awards of restricted stock units (“RSUs”) under the Company’s 2021 Incentive Award Plan having a value equal to a percentage of the employee’s annual salary. Any RSUs that are granted under the Program in calendar year 2022 will vest in full on January 1, 2023, subject to the holder’s continued employment with the Company through such date.

For each of the Company’s named executive officers and principal financial officer, the potential value of the RSU awards under the Program, assuming target achievement of all goals, is set forth in the table below. Maximum achievement of all goals under the Program would result in values that are one-third greater than the target values below.

Name	Target Value ($)
JoeBen Bevirt	3,000,000
Matthew Field	1,000,000
Bonny Simi	500,000
Justin Lang	200,000

Executive Salary Increases

On December 16, 2021, the compensation committee of the Board approved, or, with respect to Mr. Bevirt, recommended to the Board and the Board approved, the following annual base salary increases for the Company’s named executive officers and principal financial officer, effective January 7, 2022:

Name	Current Salary ($)	New Salary Effective Jan. 7, 2022 ($)
JoeBen Bevirt	400,000	600,000
Matthew Field	375,000	500,000
Bonny Simi	350,000	400,000
Justin Lang	285,000	300,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joby Aviation, Inc.

Date:	December 22, 2021	By:	/s/ Kate DeHoff
		Name: Title:	Kate DeHoff General Counsel and Corporate Secretary